Subsequent Events	12 Months Ended
Dec. 31, 2017
Subsequent Events [Abstract]
Subsequent Events
Subsequent Events

Redemption of OMFH 2019 Notes

On December 8, 2017, the Company issued a notice of redemption to redeem all $700 million outstanding principal amount of OMFH’s 6.75% Senior Notes due 2019 at a redemption price equal to 103.375%, plus accrued and unpaid interest to the redemption date. The notes were redeemed on January 8, 2018. In connection with the redemption, we recognized approximately $1 million of net loss on repurchases and repayments of debt for the three months ended March 31, 2018.

Apollo-Värde Transaction

On January 3, 2018, the Apollo-Värde Group entered into a Share Purchase Agreement with the Initial Stockholder and OMH to acquire 54,937,500 shares or approximately 40.6% of the outstanding shares of OMH common stock from the Initial Stockholder, representing the entire holdings of OMH stock beneficially owned by Fortress. This transaction closed June 25, 2018.